The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated January 13, 2012

to the

Statement of Additional Information dated March 30, 2011,

as supplemented August 18, 2011

Sentinel Mid Cap Value Fund

The interim sub-advisory agreement under which Crow Point Partners, LLC (“Crow Point”) serves as sub-adviser to the Sentinel Mid Cap Value Fund (the “Fund”) will terminate effective at the close of business on January 13, 2012.  At that time, Sentinel Asset Management, Inc.’s own investment management professionals will assume management of the Fund.  Effective at the close of business on January 13, 2012, the portfolio managers of the Fund will be:

Betsy Pecor, Senior Vice President with Sentinel, Charles C. Schwartz, Senior Vice President with Sentinel and Matthew McGeary, Vice President with Sentinel.

In addition, effective at the close of business January 13, 2012, the Fund’s name will change to “Sentinel Mid Cap II Fund”.

The following changes to the Fund’s Statement of Additional Information will be effective at the close of business January 13, 2012:

All references to “Mid Cap Value Fund” will be changed to “Mid Cap II Fund”.

In addition, all references in the Statement of Additional Information to Crow Point as sub-adviser to the Mid Cap II Fund, and to Peter DeCaprio and Timothy O’Brien as portfolio managers of the Mid Cap II Fund, are no longer applicable and should be disregarded.